     Exhibit 10.1
INCREMENTAL FACILITY AMENDMENT
     THIS INCREMENTAL FACILITY AMENDMENT (this “Amendment”) dated as of February 25, 2009 to the Credit Agreement referenced below is by and among Psychiatric Solutions, Inc., a Delaware corporation (“PSI”), BHC Holdings, Inc., a Delaware corporation (“BHC”), Premier Behavioral Solutions, Inc., a Delaware corporation (“PBS”), Alternative Behavioral Services, Inc., a Virginia corporation, (“ABS”), Horizon Health Corporation, a Delaware corporation (“HHC”), Community Cornerstones, Inc., a Puerto Rico corporation (“CCI”), FHP Puerto Rico, Inc., a Puerto Rico corporation (“FHP”), First Hospital Panamericano, Inc., a Puerto Rico corporation (“PAN”), FHCHS of Puerto Rico, Inc., a Puerto Rico corporation (“FHCHS” and together with PSI, BHC, PBS, ABS, HHC, CCI, FHP and PAN the “Borrowers”), the Subsidiaries of PSI identified as “Guarantors” on the signature pages hereto (the “Guarantors”), the parties identified as “Incremental Revolving Credit Lenders” on the signature pages hereto (the “Incremental Revolving Credit Lenders”), Citicorp North America, Inc., as Term Loan Facility Administrative Agent, Bank of America, N.A., as Revolving Credit Facility Administrative Agent, Barclays Bank PLC, as syndication agent, and General Electric Capital Corporation, JPMorgan Chase Bank, N.A. and Fifth Third Bank, as documentation agents.
W I T N E S S E T H
     WHEREAS, revolving credit and term loan facilities have been provided to the Borrowers pursuant to the Second Amended and Restated Credit Agreement (as amended, modified, supplemented, extended and increased from time to time, the “Credit Agreement”) dated as of July 1, 2005 among the Borrowers, the Guarantors, the Lenders identified therein, the Term Loan Facility Administrative Agent and the Revolving Credit Facility Administrative Agent; and
     WHEREAS, pursuant to Section 2.14 of the Credit Agreement the Borrowers have requested, and the Incremental Revolving Credit Lenders have agreed to provide, Incremental Revolving Credit Commitments; and
     WHEREAS, Section 2.14 of the Credit Agreement requires each Incremental Revolving Credit Lender to provide its Incremental Revolving Credit Commitment pursuant to an Incremental Facility Amendment executed by the Loan Parties, the Incremental Revolving Credit Lenders and the Administrative Agents; and
     WHEREAS, Section 2.14 of the Credit Agreement permits the Incremental Facility Amendment to amend the Credit Agreement to give effect to the terms of the Incremental Revolving Credit Commitments to the extent such amendments are permitted by Section 2.14 of the Credit Agreement and are necessary or appropriate in the opinion by the Administrative Agents.
     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
     2. Incremental Revolving Credit Commitments. Each Incremental Revolving Credit Lender agrees that such Incremental Revolving Credit Lender shall have the Incremental Revolving Credit

Commitment as set forth on Schedule 1 hereto. For purposes of clarification, (a) the Optional Reduction (defined below) and the reduction of the Revolving Credit Commitment of each Revolving Credit Lender as a result of the Optional Reduction shall be effective immediately prior to the effectiveness of the Incremental Revolving Credit Commitments and therefore the Incremental Revolving Credit Commitments shall not be reduced as a result of the Optional Reduction and (b) immediately upon the effectiveness of this Amendment the Borrowers shall prepay the Revolving Credit Loans with the proceeds of the initial advance of Incremental Revolving Credit Loans such that immediately after giving effect to such prepayment each Revolving Credit Lender (including each Incremental Revolving Credit Lender) shall hold its Pro Rata Share (including the Incremental Revolving Credit Commitments in the calculation thereof) of outstanding Revolving Credit Loans (including Incremental Revolving Credit Loans).
     3. Amendments. The Credit Agreement is amended in the following respects:
     3.1 The following definitions in Section 1.01 of the Credit Agreement are amended to read as follows:
“Lender” means the Swing Line Lender and each other financial institution or other entity (a) identified as a “Lender” on the signature pages hereto or to any amendment adopted pursuant to Section 11.01 (Amendments, Etc.), and in each case, its successors and assigns, (b) identified as an “Incremental Revolving Credit Lender” on the signature pages to any Incremental Facility Amendment or (c) from time to time becomes a party hereto by execution of an Assignment and Assumption; and, as the context requires, includes the L/C Issuer.
“Revolving Credit Commitment” means, with respect to each Revolving Credit Lender, the commitment of such Revolving Credit Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule I (Commitments) under the caption “Revolving Credit Commitment”, as amended to reflect each Assignment and Assumption executed by such Revolving Credit Lender and each Incremental Facility Amendment executed by such Revolving Credit Lender and as such amount may be reduced pursuant to this Agreement. For purposes of clarification, an Incremental Revolving Credit Commitment is a Revolving Credit Commitment.
“Revolving Credit Lender” means each Lender that (a) is an Original Revolving Credit Lender, (b) is an Additional Revolving Credit Lender, (c) an Incremental Revolving Credit Lender or (d) participates in any Letter of Credit.
“Revolving Loans” has the meaning specified in Section 2.01(a) (Revolving Credit Commitments). For purposes of clarification, all Original Revolving Loans, all Additional Revolving Loans and all Incremental Revolving Loans are Revolving Loans.
“Scheduled Maturity Date” means (a) with respect to the Revolving Credit Commitments (other than the Incremental Revolving Credit Commitments) and the Revolving Loans (other than Incremental Revolving Loans), December 21, 2009, and (b) with respect to the Incremental Revolving Credit Commitments and the Incremental Revolving Loans, Swing Line Loans and Letters of Credit, December 31, 2011.

     3.2 The pricing grid applicable to Revolving Loans and Swing Line Loans in the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is amended to read as follows:

	Base Rate	Eurodollar
Consolidated Total Leverage Ratio	Loans	Rate Loans
Greater than or equal to 5.0 to 1	4.75%	5.75%
Less than 5.0 to 1 and equal to or greater than 4.5 to 1	4.50%	5.50%
Less than 4.5 to 1 and equal to or greater than 4.0 to 1	4.25%	5.25%
Less than 4.0 to 1	4.00%	5.00%
     3.3 The pricing grid in the definition of “Unused Commitment Fee Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:

Consolidated Total Leverage Ratio	Unused Commitment Fee Rate
Greater than or equal to 5.0 to 1	1.00%
Less than 5.0 to 1 and equal to or greater than 4.5 to 1	1.00%
Less than 4.5 to 1 and equal to or greater than 4.0 to 1	0.75%
Less than 4.0 to 1	0.75%
     3.4 The first sentence of Section 2.01(a) is amended to read as follows:
On the terms and subject to the conditions contained in this Agreement, (i) each Original Revolving Credit Lender severally agreed to make loans in an aggregate principal amount of $150,000,000 (each an “Original Revolving Loan”) to the Borrower from time to time on any Business Day during the period from the Closing Date until the Revolving Credit Termination Date, (ii) each Additional Revolving Credit Lender severally agrees to make additional loans in an aggregate principal amount of $150,000,000 (each an “Additional Revolving Loan”) to the Borrower from time to time on any Business Day during the period from the Amendment Effective Date until the Revolving Credit Termination Date and (iii) each Incremental Revolving Credit Lender severally agrees to make Incremental Revolving Loans in an aggregate principal amount of up to the amount of its Incremental Revolving Credit Commitment to the Borrower from time to time on any Business Day during the period from the Incremental Facility Effective Date until the Revolving Credit Termination Date, provided, however, that at no time shall any Revolving Credit Lender be obligated to make a Revolving Loan (as defined below) in excess of such Revolving Credit Lender’s Pro Rata Share of the Available Credit.
     3.5 The following sentences are added immediately following the second sentence of Section 2.01(a):

Commencing on the Incremental Facility Effective Date all Incremental Revolving Loans shall (together with all Original Revolving Loans and all Additional Revolving Loans) be “Revolving Loans”. Commencing on the Incremental Facility Effective Date each Notice of Borrowing with respect to a proposed Revolving Credit Borrowing shall be a request for each Revolving Credit Lender to fund its Pro Rata Share of such proposed Revolving Credit Borrowing without regard to whether such Revolving Credit Lender is an Original Revolving Credit Lender, an Additional Revolving Credit Lender or an Incremental Revolving Credit Lender. On the Incremental Facility Effective Date the Incremental Revolving Credit Lenders shall be deemed to purchase from the Revolving Credit Lenders (other than the Incremental Revolving Credit Lenders) (x) risk participations in each Letter of Credit outstanding on such date in such amounts as shall cause each Revolving Credit Lender to hold a risk participation in each such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Pro Rata Share times the amount of such Letter of Credit and (y) risk participations in each Swing Line Loan outstanding on such date in such amounts as shall cause each Revolving Credit Lender to hold a risk participation in each such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Pro Rata Share times the amount of such Swing Line Loan.
     3.6 As of the Incremental Facility Effective Date, the Revolving Credit Commitment of each Revolving Credit Lender is as set forth on Schedule 2 hereto.
     4. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions:
     (a) receipt by the Revolving Credit Facility Administrative Agent of counterparts of this Amendment executed by the Borrowers, the Guarantors, the Administrative Agents and the Incremental Revolving Credit Lenders;
     (b) receipt by the Revolving Credit Facility Administrative Agent of a Revolving Note executed by the Borrowers for each Incremental Revolving Credit Lender that requests a Revolving Note;
     (c) receipt by the Revolving Credit Facility Administrative Agent of an opinion of counsel to the Borrowers and the Guarantors in form and substance reasonably satisfactory to the Incremental Revolving Credit Lenders;
     (d) receipt by the Revolving Credit Facility Administrative Agent of a certificate of the Secretary or an Assistant Secretary of each Guarantor certifying that (i) there have been no changes to the Organization Documents of such Loan Party delivered pursuant to the Credit Agreement on the Closing Date or thereafter, other than as may be attached to such certificate of the Secretary or Assistant Secretary and (ii) resolutions of such Loan Party’s board of directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment are attached to such certificate and such resolutions are in full force and effect;
     (e) receipt by the Revolving Credit Facility Administrative Agent of a certificate of a Responsible Officer of PSI (i) certifying that there have been no changes to the Organization Documents of any Borrower delivered pursuant to the Credit Agreement on the Closing Date or thereafter, other than as may be attached to such certificate, (ii) certifying that resolutions of the each Borrower’s board of directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment are attached to such certificate and such resolutions are in full force and effect, (iii) demonstrating that after giving effect to the making of the Incremental Revolving Loans on the date hereof and the use of the proceeds thereof, the Borrowers would be in compliance with the financial covenants set forth in Section 8.11 (Financial Covenants) of the Credit Agreement on a Pro Forma Basis as of such date and as of the last day of the most recent fiscal quarter for which financial statements have been delivered in accordance with Section 7.01(a) or (b) (Financial Statements) of the Credit Agreement, and (iv) certifying that both before and after giving effect to this Amendment, (A) the representations and warranties set forth in Article VI (Representations and Warranties) of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (B) no Default shall have occurred and be continuing;
     (f) at least three Business Days prior to the date hereof the Borrowers shall have delivered written notice to the Revolving Credit Facility Administrative Agent pursuant to Section 2.05(a) of the Credit Agreement permanently reducing the Revolving Credit Commitments by $200 million effective immediately prior to the effectiveness of this Amendment (the “Optional Reduction”);
     (g) the Optional Reduction shall have become effective immediately prior to the effectiveness of this Amendment; and
     (h) the Borrowers shall have paid all fees and expenses owing by PSI pursuant to the fee letter dated as of January 29, 2009 among PSI, Bank of America and Banc of America Securities.
Without limiting the generality of the provisions of Article X of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Incremental Revolving Credit Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required by this Amendment to be consented to or approved by or acceptable or satisfactory to an Incremental Revolving Credit Lender unless the Administrative Agents shall have received notice from such Incremental Revolving Credit Lender prior to the proposed closing date of this Amendment specifying its objection thereto.
     5. Amendment is a Loan Document. This Amendment is a Loan Document.
     6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
     7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

     8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.
     9. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
     10. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[Signature Pages Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Incremental Facility Amendment to the Second Amended and Restated Credit Agreement to be duly executed and delivered as of the date first above written.
BORROWERS:
PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation

By: Name:	/s/ Brent Turner Brent Turner
Title:	Executive Vice President, Finance & Administration
ALTERNATIVE BEHAVIORAL SERVICES, INC., a Virginia corporation
BHC HOLDINGS, INC., a Delaware corporation
COMMUNITY CORNERSTONES, INC., a Puerto Rico corporation
FHCHS OF PUERTO RICO, INC., a Puerto Rico corporation
FHP PUERTO RICO, INC., a Puerto Rico corporation
FIRST HOSPITAL PANAMERICANO, INC., a Puerto Rico corporation
HORIZON HEALTH CORPORATION, a Delaware corporation
PREMIER BEHAVIORAL SOLUTIONS, INC., a Delaware corporation

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President of each of the foregoing Borrowers
[SIGNATURE PAGES FOLLOW]

GUARANTORS:
ABS-First Step, Inc., a Virginia corporation
ABS LINCS, LLC, a Virginia limited liability company
ABS LINCS DC, LLC, a Virginia limited liability company
ABS LINCS KY, Inc., a Virginia corporation
ABS LINCS NJ, Inc., a Virginia corporation
ABS LINCS PA, Inc., a Virginia corporation
ABS LINCS SC, Inc. a South Carolina corporation
ABS LINCS TN, Inc., a Virginia corporation
ABS LINCS TX, Inc., a Kentucky corporation
ABS LINCS VA, Inc., a Virginia corporation
ABS New Hope, Midlands, Inc., a South Carolina corporation
Alliance Crossings, LLC, a Delaware limited liability company
Alliance Health Center, Inc., a Mississippi corporation
Atlantic Shores Hospital, LLC, a Delaware limited liability company
Behavioral Educational Services, Inc., a Delaware corporation
Behavioral Healthcare LLC, a Delaware limited liability company
Benchmark Behavioral Health System, Inc., a Utah corporation
BHC Alhambra Hospital, Inc., a Tennessee corporation
BHC Belmont Pines Hospital, Inc., a Tennessee corporation
BHC Cedar Vista Hospital, Inc., a California corporation
BHC Fairfax Hospital, Inc., a Tennessee corporation
BHC Fort Lauderdale Hospital, Inc., a Tennessee corporation
BHC Fox Run Hospital, Inc., a Tennessee corporation
BHC Fremont Hospital, Inc., a Tennessee corporation
BHC Health Services of Nevada, Inc., a Nevada corporation
BHC Heritage Oaks Hospital, Inc., a Tennessee corporation
BHC Intermountain Hospital, Inc., a Tennessee corporation
BHC Management Services of Louisiana, LLC, a Delaware limited liability company
BHC Management Services of New Mexico, LLC, a Delaware limited liability company
BHC Management Services of Streamwood, LLC, a Delaware limited liability company
BHC Mesilla Valley Hospital, LLC, a Delaware limited liability company
BHC Montevista Hospital, Inc., a Nevada corporation
BHC Northwest Psychiatric Hospital, LLC, a Delaware limited liability company
BHC Pinnacle Pointe Hospital, Inc., a Tennessee corporation
BHC Properties, LLC, a Tennessee corporation
BHC Sierra Vista Hospital, Inc., a Tennessee corporation
BHC Spirit of St. Louis Hospital, Inc., a Tennessee corporation
BHC Streamwood Hospital, Inc., a Tennessee corporation
BHC Windsor Hospital, Inc., an Ohio corporation

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President and Assistant Secretary of each of the foregoing Guarantors
[SIGNATURE PAGES FOLLOW]

Brentwood Acquisition, Inc., a Tennessee corporation
Brentwood Acquisition-Shreveport, Inc., a Delaware corporation
Brynn Marr Hospital, Inc., a North Carolina corporation
Calvary Center, Inc., a Delaware corporation
Canyon Ridge Hospital, Inc., a California corporation
Cedar Springs Hospital, Inc., a Delaware corporation
Centennial Peaks Hospital, LLC, a Delaware limited liability company
Children’s Treatment Solutions, LLC, a Tennessee limited liability company
Collaborative Care LLC, a Tennessee limited liability company
Columbus Hospital, LLC, a Delaware limited liability company
Columbus Hospital Partners, LLC, a Tennessee limited liability company
Compass Hospital, Inc., a Delaware corporation
Crawford First Education, Inc., a Virginia corporation
Cumberland Hospital, LLC, a Virginia limited liability company
Cumberland Hospital Partners, LLC, a Delaware limited liability company
Diamond Grove Center, LLC, a Delaware limited liability company
Employee Assistance Services, Inc., a Kentucky corporation
First Hospital Corporation of Nashville, a Virginia corporation
First Hospital Corporation of Virginia Beach, a Virginia corporation
Fort Lauderdale Hospital, Inc., a Florida corporation
Great Plains Hospital, Inc., a Missouri corporation
Gulf Coast Treatment Center, Inc., a Florida corporation
Havenwyck Hospital Inc., a Michigan corporation
H.C. Corporation, an Alabama corporation
HHC Augusta, Inc., a Georgia corporation
HHC Berkeley, Inc., a South Carolina corporation
HHC Conway Investment, Inc., a South Carolina corporation
HHC Cooper City, Inc., a Florida corporation
HHC Delaware, Inc., a Delaware corporation
HHC Focus Florida, Inc., a Florida corporation
HHC Indiana, Inc., an Indiana corporation
HHC Kingwood Investment, LLC, a Delaware limited liability company
HHC Oconee, Inc., a South Carolina corporation
HHC Ohio, Inc., an Ohio corporation
HHC Poplar Springs, Inc., a Virginia corporation
HHC River Park, Inc., a West Virginia corporation
HHC Services, LLC, a Texas limited liability company
HHC South Carolina, Inc., a South Carolina corporation
HHC St. Simons, Inc., a Georgia corporation
HHC Toledo, Inc., an Ohio corporation
HMHM of Tennessee, LLC, a Tennessee limited liability company

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President and Assistant Secretary of each of the foregoing Guarantors
[SIGNATURE PAGES FOLLOW]

Holly Hill Hospital, LLC, a Tennessee limited liability company
Horizon Behavioral Services, LLC, a Delaware limited liability company
Horizon Health Austin, Inc., a Texas corporation
Horizon Health Hospital Services, LLC, a Delaware limited liability company
Horizon Health Physical Rehabilitation Services, LLC, a Delaware limited liability company
Horizon Mental Health Management, LLC, a Texas limited liability company
HSA Hill Crest Corporation, an Alabama corporation
HSA of Oklahoma, Inc., an Oklahoma corporation
Hughes Center, LLC, a Virginia limited liability company
Indiana Psychiatric Institutes, LLC, a Delaware limited liability company
InfoScriber Corporation, a Delaware corporation
Kids Behavioral Health of Utah, Inc., a Utah corporation
Kingwood Pines Hospital, LLC, a Texas limited liability company
KMI Acquisition, LLC, a Delaware limited liability company
Kolburn School, LLC, a Delaware limited liability company
Lakeland Behavioral, LLC, a Florida limited liability company
Laurel Oaks Behavioral Health Center, Inc., a Delaware corporation
Laurelwood Associates, Inc., an Ohio corporation
Lebanon Hospital Partners, LLC, a Tennessee limited liability company
Liberty Point Behavioral Healthcare, LLC, a Delaware limited liability company
Mental Health Outcomes, LLC, a Delaware limited liability company
Mesilla Valley Hospital, Inc., a New Mexico corporation
Mesilla Valley Mental Health Associates, Inc., a New Mexico corporation
Michigan Psychiatric Services, Inc., a Michigan corporation
Mission Vista Behavioral Health Services, Inc., a Delaware corporation
Nashville Rehab, LLC, a Tennessee limited liability company
North Spring Behavioral Healthcare, Inc., a Tennessee corporation
Northern Indiana Partners, LLC, a Tennessee limited liability company
Ocala Behavioral Health, LLC, a Delaware limited liability company
Palmetto Behavioral Health Holdings, LLC, a Delaware limited liability company
Palmetto Behavioral Health Solutions, LLC, a South Carolina limited liability company
Palmetto Behavioral Health System, L.L.C., a South Carolina limited liability company
Palmetto Lowcountry Behavioral Health, L.L.C., a South Carolina limited liability company
Palmetto Pee Dee Behavioral Health, L.L.C., a South Carolina limited liability company
Peak Behavioral Health Services, LLC, a Delaware limited liability company
Premier Behavioral Service, Inc., a Delaware corporation
Premier Behavioral Solutions of Florida, Inc., a Delaware corporation
Pride Institute, Inc., a Minnesota corporation
Psychiatric Management Resources, Inc., a California corporation

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President and Assistant Secretary of each of the foregoing Guarantors
[SIGNATURE PAGES FOLLOW]

Psychiatric Solutions Hospitals, LLC, a Delaware limited liability company
Psychiatric Solutions of Virginia, Inc., a Tennessee corporation
PsychManagement Group, Inc., a West Virginia corporation
Ramsay Managed Care, LLC, a Delaware limited liability company
Ramsay Youth Services of Georgia, Inc., a Delaware corporation
Ramsay Youth Services Puerto Rico, Inc., a Puerto Rico corporation
Red Rock Behavioral Health LLC, a Delaware limited liability company
Red Rock Solutions, LLC, a Delaware limited liability company
Resources for Living, LLC, a Texas limited liability company
Riveredge Hospital Holdings, Inc., a Delaware corporation
Riveredge Hospital, Inc., an Illinois corporation
Rockford Acquisition Sub, Inc., an Illinois corporation
Rolling Hills Hospital, LLC, a Tennessee limited liability company
Samson Properties, LLC, a Florida limited liability company
Servicios Conductuales del Caribe, Inc., a Puerto Rico corporation
Shadow Mountain Behavioral Health System, LLC, a Delaware limited liability company
Somerset, Incorporated, a California corporation
SP Behavioral, LLC, a Florida limited liability company
Springfield Hospital, Inc., a Delaware corporation
Summit Oaks Hospital, Inc., a New Jersey corporation
Sunstone Behavioral Health, LLC, a Tennessee limited liability company
TBD Acquisition, LLC, a Delaware limited liability company
TBJ Behavioral Center, LLC, a Delaware limited liability company
Texas Hospital Holdings, Inc., a Delaware corporation
Texas Hospital Holdings, LLC, a Texas limited liability company
The Counseling Center of Middle Tennessee, Inc., a Tennessee corporation
The National Deaf Academy, LLC, a Florida limited liability company
The Pines Residential Treatment Center, Inc., a Virginia corporation
The Vasquez Group Inc., an Illinois corporation
Therapeutic School Services, L.L.C., an Oklahoma limited liability company
Three Rivers Behavioral Health, LLC, a South Carolina limited liability company
Three Rivers Healthcare Group, LLC, a South Carolina limited liability company
Three Rivers Residential Treatment | Midlands Campus, Inc., a South Carolina corporation
Three Rivers SPE, LLC, a South Carolina limited liability company
Three Rivers SPE Holding, LLC, a South Carolina limited liability company
Three Rivers SPE Manager, Inc., a South Carolina corporation
Transitional Care Ventures, Inc., a Delaware corporation
Tucson Health Systems, Inc., a Delaware corporation
University Behavioral, LLC, a Florida limited liability company
Valle Vista, LLC, a Delaware limited liability company
Valle Vista Hospital Partners, LLC, a Tennessee limited liability company

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President and Assistant Secretary of each of the foregoing Guarantors
[SIGNATURE PAGES FOLLOW]

Virgin Islands Behavioral Services, Inc., a Virginia corporation
Wekiva Springs Center, LLC, a Delaware corporation
Wellstone Holdings, Inc., a Delaware corporation
Wellstone Regional Hospital Acquisition, LLC, an Indiana limited liability company
Willow Springs, LLC, a Delaware limited liability company
Windmoor Healthcare, Inc., a Florida corporation
Windmoor Healthcare of Pinellas Park, Inc., a Delaware corporation
Work & Family Benefits, Inc., a New Jersey corporation
Zeus Endeavors, LLC, a Florida limited liability company

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President and Assistant Secretary of each of the foregoing Guarantors
H.C. PARTNERSHIP, an Alabama general partnership

BY:	H.C. CORPORATION, its partner
HSA HILL CREST CORPORATION, its partner

	By: Name:	/s/ Brent Turner Brent Turner
	Title:	Vice President and Assistant Secretary

SHC-KPH, LP, a Texas limited partnership

BY:	HHC Kingwood Investment, LLC, a Delaware
limited liability company

	By:	/s/ Brent Turner

	Name:	Brent Turner
	Title:	Vice President and Assistant Secretary

BY:	Kingwood Pines Hospital, LLC, a Texas limited
liability company

	By:	/s/ Brent Turner

	Name:	Brent Turner
	Title:	Vice President and Assistant Secretary
[SIGNATURE PAGES FOLLOW]

BHC OF INDIANA, GENERAL PARTNERSHIP, a Tennessee general partnership

BY:	COLUMBUS HOSPITAL PARTNERS, LLC, its partner
LEBANON HOSPITAL PARTNERS, LLC, its partner
NORTHERN INDIANA PARTNERS, LLC, its partner
VALLE VISTA HOSPITAL PARTNERS, LLC, its partner

	By: Name:	/s/ Brent Turner Brent Turner
	Title:	Vice President & Assistant Secretary
BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP, a Delaware general partnership

BY:	BHC OF INDIANA, GENERAL PARTNERSHIP, its general partner

	By:	COLUMBUS HOSPITAL PARTNERS, LLC, its partner
LEBANON HOSPITAL PARTNERS, LLC, its partner
NORTHERN INDIANA PARTNERS, LLC, its partner
VALLE VISTA HOSPITAL PARTNERS, LLC, its partner

		By: Name:	/s/ Brent Turner Brent Turner
		Title:	Vice President and Assistant Secretary

BY:	INDIANA PSYCHIATRIC INSTITUTES, LLC, its partner

	By: Name:	/s/ Brent Turner Brent Turner
	Title:	Vice President and Assistant Secretary
HICKORY TRAIL HOSPITAL, L.P., a Delaware limited partnership
HIGH PLAINS BEHAVIORAL HEALTH, L.P., a Delaware limited partnership
MILLWOOD HOSPITAL, L.P., a Texas limited partnership
TEXAS CYPRESS CREEK HOSPITAL, L.P., a Texas limited partnership
TEXAS WEST OAKS HOSPITAL, L.P., a Texas limited partnership
NEURO INSTITUTE OF AUSTIN, L.P., a Texas limited partnership
TEXAS LAUREL RIDGE HOSPITAL, L.P., a Texas limited partnership
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P., a Texas limited partnership
TEXAS SAN MARCOS TREATMENT CENTER, L.P., a Texas limited partnership

BY:	TEXAS HOSPITAL HOLDINGS, LLC, as General Partner

	By: Name:	/s/ Brent Turner Brent Turner
	Title:	Vice President & Assistant Secretary
[Signature Pages Continue]

ADMINISTRATIVE AGENTS :
CITICORP NORTH AMERICA, INC., as Term Loan Facility Administrative Agent

By: Name:	/s/ Allen Fisher Allen Fisher
Title:	Vice President
BANK OF AMERICA, N.A., as Revolving Credit Facility Administrative Agent

By: Name:	/s/ Anne M. Zeschke Anne M. Zeschke
Title:	Vice President
[Signature Pages Continue]

INCREMENTAL REVOLVING CREDIT LENDERS:
BANK OF AMERICA, N.A.

By: Name:	/s/ Suzanne B. Smith Suzanne B. Smith
Title:	Senior Vice President

CITICORP NORTH AMERICA, INC.

By:	/s/ Allen Fisher

Name:	Allen Fisher
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Steven G. Sutton

Name:	Steven G. Sutton
Title:	Division Manager

FIFTH THIRD BANK

By:	/s/ John Stringfield

Name:	John Stringfield
Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Diane Rolfe

Name:	Diane Rolfe
Title:	Director

CIT BANK, a state chartered bank organized under the state laws of Utah

By:	/s/ Daniel Burnett

Name:	Daniel Burnett
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ Gordon MacArthur

Name:	Gordon MacArthur
Title:	Authorized Signatory
[Signature Pages Continue]

U.S. BANK NATIONAL ASSOCIATION

By: Name:	/s/ Thomas A. Heckman Thomas A. Heckman
Title:	Vice President

REGIONS BANK

By:	/s/ Craig Gardella

Name:	Craig Gardella
Title:	Senior Vice President

CAPSTAR BANK

By:	/s/ Timothy B. Fouts

Name:	Timothy B. Fouts
Title:	Senior Vice President

PINNACLE NATIONAL BANK

By:	/s/ Allison H. Jones

Name:	Allison H. Jones
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dionne Miller

Name:	Dionne Miller
Title:	Its Duly Authorized Signatory